Exhibit 10.2

SECURITIES HOLDERS AGREEMENT

BY AND AMONG

EURAMAX INTERNATIONAL, INC.

CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P.

CVC EXECUTIVE FUND LLC

CVC/SSB EMPLOYEE FUND, L.P.

CITICORP VENTURE CAPITAL LTD.

THE CONTINUING INVESTORS IDENTIFIED HEREIN

AND

THE MANAGEMENT INVESTORS IDENTIFIED HEREIN

Dated as of April 15, 2003

TABLE OF CONTENTS

ARTICLE I REPRESENTATIONS AND WARRANTIES

1.1.	Representations and Warranties of the Company
1.2.	Representations and Warranties of Each Investor

ARTICLE II CERTAIN RESTRICTIONS

2.1.	Restrictive Legends
2.2.	Restrictions on Transfers of Shares
2.3.	Certain Preemptive Rights
2.4.	Other Transfer Conditions; Permitted Transferees
2.5.	Termination of Certain Restrictions
2.6.	Notation

ARTICLE III OTHER COVENANTS, AGREEMENTS AND REPRESENTATIONS

3.1.	Intentionally Omitted
3.2.	Financial Statements and Other Information
3.3.	Regulatory Compliance Cooperation
3.4.	Required Sale
3.5.	Participation Rights
3.6.	Preemptive Rights

ARTICLE IV CORPORATE ACTIONS

4.1.	Directors and Voting Agreements
4.2.	Right to Remove Certain of the Company’s Directors
4.3.	Right to Fill Certain Vacancies in Company’s Board
4.4.	Approval Rights

ARTICLE V ADDITIONAL RESTRICTIONS ON MANAGEMENT INVESTORS

5.1.	Certain Definitions
5.2.	Purchase Option
5.3.	Involuntary Transfers
5.4.	Purchaser Representative
5.5.	Non-Compete Undertakings

ARTICLE VI REGISTRATION RIGHTS

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ARTICLE VII MISCELLANEOUS

7.1.	Amendment and Modification
7.2.	Survival of Representations and Warranties
7.3.	Successors and Assigns; Entire Agreement
7.4.	Separability
7.5.	Notices
7.6.	Governing Law
7.7.	Headings
7.8.	Counterparts
7.9.	Further Assurances
7.10.	Effective Time
7.11.	Remedies
7.12.	Party No Longer Owning Shares
7.13.	No Effect on Employment
7.14.	Pronouns
7.15.	Future Investors

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SECURITIES HOLDERS AGREEMENT

SECURITIES HOLDERS AGREEMENT, dated April 15, 2003 (the “Agreement”), by and among EURAMAX INTERNATIONAL, INC., a Delaware corporation (the “Company”), CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P., a Delaware limited partnership, CVC EXECUTIVE FUND LLC, a Delaware limited liability company, and CVC/SSB EMPLOYEE FUND, L.P., a Delaware Limited Partnership (collectively, the “Fund”), CITICORP VENTURE CAPITAL LTD., a New York corporation (“CVC” and together with the Fund, each an “Institutional Investor” and collectively the “Institutional Investors”), the individuals and entities listed on the signature pages hereto as “Continuing Investors” (the “Continuing Investors”), and the individuals listed on the signature pages hereto as “Management Investors” (the “Management Investors”).  The Institutional Investors, the Continuing Investors and the Management Investors are sometimes referred to hereinafter individually as an “Investor” and collectively as the “Investors.”

Background

A.                                   Pursuant to the Stock Purchase Agreement, dated the date hereof, by and among the Company, the Fund and the stockholders of the Company named therein (the “Stock Purchase Agreement”), the Fund will purchase on the Closing Date (as defined in the Stock Purchase Agreement) shares of the Company’s Class A voting Common Stock, par value $1.00 per share (the “Class A Common”) and shares of the Company’s Class B restricted voting Common Stock, par value $1.00 per share (the “Class B Common” and together with the Class A Common, the “Common Stock”) from certain stockholders of the Company on the terms and subject to the conditions set forth in the Stock Purchase Agreement.  It is a condition precedent to the consummation of the transactions contemplated by the Stock Purchase Agreement that the parties hereto enter into this Agreement.

B.                                     After giving effect to all of the transactions contemplated by the Stock Purchase Agreement and certain other transactions occurring simultaneously therewith, each Investor will own the shares of Class A Common and/or Class B Common set forth opposite such Investor’s name on Exhibit A-1 hereto.

C.                                     The Management Investors are employed by the Company or its direct or indirect subsidiaries.  The restricted shares of Class A Common set forth opposite each Management Investor’s name on Exhibit A-2 hereof, together with any restricted shares of Class A Common issued to the Management Investors after the Closing Date pursuant to the Company’s 2003 Equity Compensation Plan (the “2003 Plan”), are sometimes hereinafter referred to as the “Restricted Shares.”  The shares of Class A Common issuable upon exercise of options set forth opposite each Management Investor’s name on Exhibit A-2 hereof, together with any shares of Class A Common issuable upon the exercise of options issued to the Management Investors after the Closing Date by the Company pursuant to the Company’s 2003

Plan or otherwise, are sometimes hereinafter referred to as the “Option Shares.”

D.                                    As used herein, the shares of Class A Common and Class B Common owned from time to time by any Investor hereunder (including without limitation Restricted Shares and Option Shares) are sometimes collectively hereinafter referred to as “Shares.”  “Shares” shall also be deemed to include all other securities of the Company (or a successor to the Company) received on account of ownership of the Shares, including all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof.  Any Shares owned by a Management Investor are sometimes hereinafter referred to as “Management Shares.”

E.                                      The Investors and the Company wish to set forth in this Agreement certain agreements regarding their future relationships and their rights and obligations with respect to the Shares from and after the Closing (as defined in the Stock Purchase Agreement).

Terms

In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto, effective as of the Closing (the “Effective Time”) and without any further action required by any party hereto, hereby agree as follows:

ARTICLE I
REPRESENTATIONS AND WARRANTIES

1.1.                              Representations and Warranties of the Company.  The Company represents and warrants to each of the Investors as follows:

(a)                                  The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

(b)                                 The Company has full corporate power and corporate authority to make, execute, deliver and perform this Agreement and to carry out all of the transactions provided for herein.

(c)                                  The Company has taken such corporate action as is necessary or appropriate to enable it to perform its obligations hereunder, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof.

(d)                                 Immediately prior to the Closing, the authorized capital stock of the Company consists of (i) 600,000 shares of Class A Common, of which 437,695.64 shares (without giving effect to the Restricted Shares or up to 883.75 shares under option grants that will be cashed out immediately prior to Closing) are issued and outstanding and (ii) 600,000 shares of Class B Common, of which 44,346.80 shares are issued and outstanding.  Immediately prior to the Closing, except for options to purchase 5,450 shares of Class A Common (without giving effect to the Restricted Shares, options to purchase up to 26,150 shares under the 2003 Plan and up to 883.75 shares which will be cashed out immediately prior to Closing), there are no rights, subscriptions, warrants, options, conversion rights, or agreements of any kind outstanding to purchase from the Company, or otherwise require the Company to issue, any shares of capital stock of the Company or securities or obligations of any kind convertible into or exchangeable for any shares of capital stock of the Company.

(e)                                  After giving effect to the Closing and excluding any Restricted Shares and Option Shares, the authorized capital stock of the Company will consist of (i) 600,000 shares of Class A Common, of which 437,695.64 shares (without giving effect to up to 883.75 shares that will be issued by the Company to the Fund at Closing) will be issued and outstanding immediately after the Closing and (ii) 600,000 shares of Class B Common, of which 44,346.80 shares will be issued and outstanding immediately after the Closing.  Except as set forth on Exhibit A-2 attached hereto and except as otherwise set forth herein, as of the Closing Date, there will be no rights, subscriptions, warrants, options, conversion rights, or agreements of any kind outstanding to purchase from the Company, or otherwise require the Company to issue, any shares of capital stock of the Company or securities or obligations of any kind convertible into or exchangeable for any shares of capital stock of the Company, and the Company will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock; and the Shares constitute all of the outstanding shares of the Company’s capital stock.

1.2.                              Representations and Warranties of Each Investor.  Each of the Investors severally represents and warrants to the Company and each other Investor that:

(a)                                  such Investor has full legal right, power and authority (including the due authorization by all necessary corporate, partnership or limited liability company action) to enter into this Agreement and to perform such Investor’s obligations hereunder without the need for the consent of any other person;

(b)                                 this Agreement has been duly authorized, executed and delivered and, as of the Effective Time, constitutes the legal, valid and binding obligation of such Investor enforceable against such Investor in accordance with the terms hereof; and

(c)                                  such Investor is the record owner of the Shares set forth opposite his or its name on Exhibit A-1 and/or Exhibit A-2 attached hereto, and such Investor has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

ARTICLE II
CERTAIN RESTRICTIONS

2.1.                              Restrictive Legends.

(a)                                  All Shares.  The certificates representing the Shares shall bear the following legend in addition to any other legend required under applicable law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.  THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

(b)                                 Management Shares. In addition to the legends required by Section 2.1(a) above, the following legend shall appear on certificates representing Management Shares, provided, that the Company’s failure to cause certificates representing Management Shares to bear such legend shall not affect the Company’s Purchase Option described in Section 5.2:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A PURCHASE OPTION OF THE COMPANY APPLICABLE TO “MANAGEMENT SHARES” AS DESCRIBED IN THE SECURITIES HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

2.2.                              Restrictions on Transfers of Shares.

(a)                                  No Investor or Permitted Transferee shall effect a Transfer (as defined below) of any Shares other than (i) pursuant to Section 3.4 in connection with an Approved Sale, (ii) as permitted by Section 3.5 (relating to Participation Rights), (iii) in the case of a Management Investor, pursuant to Section 5.2 in connection with the Purchase Option (as hereinafter defined), (iv) in accordance with Section 2.3 (relating to certain preemptive rights of the Fund and CVC) and with (x) the consent of Investors holding 70% of the Class A Common and (y) in the case of a Management Investor, the written consent of a director designated by the

Fund (if there is one) and a director designated by CVC (if there is one), (v) to a Permitted Transferee of the Investor in question, (vi) to the Company or (vii) in connection with any public offering under the Securities Act or following any public offering in open market transactions or under Rule 144 under the Securities Act.  In exercising the consent and approval provided for in clause (iv), the Directors appointed by the Fund may employ their sole discretion in evaluating the nature of the proposed transferee and they may impose such conditions on Transfer as they deem appropriate in their sole discretion, including, but not limited to, requirements that the transferee be an employee of the Company and that the transferee purchase the Management Investor’s Management Shares as a “Management Investor” subject to the restrictions of Article V.  In the event any Transfer is authorized pursuant to clause (iv) to an employee of the Company or any of its subsidiaries as a “Management Investor,” such employee shall execute an agreement, in form and substance satisfactory to the Fund, pursuant to which such employee shall agree to be bound by the terms and conditions of this Agreement, and upon such execution such employee shall be entitled to the benefit of such provisions hereof and such other provisions as the Fund determines and are set forth in such agreement.  In the event any Transfer is made pursuant to clause (v), the Termination Date (as hereinafter defined) for a Permitted Transferee of a Management Investor (other than where such Permitted Transferee is another Management Investor) shall be the Termination Date with respect to the Management Investor who first acquired the Management Shares held by such Permitted Transferee pursuant to this Agreement.

(b)                                 As used herein, “Transfer” includes the making of any sale, exchange, assignment, hypothecation, gift, security interest, pledge or other encumbrance, or any contract therefor, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to such Shares.  Any purported Transfer in violation of this Agreement shall be null and void and of no force and effect and the purported transferees shall have no rights or privileges in or with respect to the Company.  Notwithstanding the foregoing provisions, each Management Investor agrees that he will not effect a Transfer of any Management Shares prior to the lapse of such period of time following acquisition thereof as may be required to comply with applicable state securities laws.

2.3.                              Certain Preemptive Rights.

(a)                                  An Investor or Permitted Transferee who has received the consents and/or approvals required by Section 2.2(a)(iv) hereof may propose a Transfer of Shares (other than Restricted Shares that have not fully vested under the terms of the 2003 Plan (the “Unvested Restricted Shares”), for which all Transfers are prohibited) by submitting a written offer (the “Offer”) to the Company setting forth (A) the number, class or series of the Shares subject to the proposed Transfer, (B) the date or proposed date of the Transfer and the name and address of the proposed transferee, if known, (C) the principal terms of the Transfer, including the consideration to be received by the Investor or Permitted Transferees for such Transfer and (D) any other material terms of the Transfer.

(b)                                 The Company shall promptly notify the Fund, CVC, the Continuing Investors who are (or trusts or partnerships who are controlled by) past or present employees of CVC, and each of their Permitted Transferees (the “Preemptive Holders”) of its receipt of an Offer (an “Offer Notice”), and each Preemptive Holder shall have the right to purchase their pro-rata portion (based on the number of Shares owned by each Preemptive Holder in relation to the number of Shares owned by all Preemptive Holders) of all or any portion of the Shares subject to the Offer on the same terms and conditions specified in the Offer.  Each Preemptive Holder shall notify (the “Reply Notice”) the Company and the Investor who made the Offer within twenty-one (21) days after receipt of the Offer Notice of the maximum number of Shares such Preemptive Holder is willing to purchase pursuant to and on the same terms and conditions as set forth in the Offer (which number of Shares may be less than or more than a Preemptive Holder’s proportional entitlement).  In the event there are offered Shares for which a Preemptive Holder has not elected to purchase its proportional entitlement (“Excess Shares”), such Excess Shares shall be allocated among the Preemptive Holders who in their Reply Notices offered to purchase more than their proportional entitlement, on a pro-rata basis among such Preemptive Holders (up to the maximum number of Shares each such Preemptive Holder specified in its Reply Notice).

(c)                                  If the Preemptive Holders elect in their Reply Notices to purchase all or any portion of the offered Shares, the closing of the purchase and sale of such Shares shall be held at the place and on the date established by the Preemptive Holders purchasing a majority of the offered Shares being purchased, which in no event shall be less than 21 or more than 30 days from the date of such Offer.  In the event that the Preemptive Holders do not collectively elect to purchase all of the offered Shares, the Investor may, subject to the other provisions of this Agreement, Transfer the remaining offered Shares not elected to be purchased by the Preemptive Holders at a price no less than the price specified in the Offer and on other terms no more favorable to the transferees thereof than specified in the Offer during the 60-day period immediately following the last date on which the Company could have elected to purchase the offered Shares.  All such Shares not transferred within such 60 day period will be subject to the provisions of this Section 2.3 upon subsequent Transfer.

2.4.                              Other Transfer Conditions; Permitted Transferees.

(a)                                Prior to any proposed Transfer of any Shares, other than a Transfer to the Company or pursuant to Sections 3.4 and 3.5 hereof, the holder thereof shall give written notice to the Company describing the manner and circumstances of the proposed Transfer accompanied by a written legal opinion if requested by the Company, addressed to the Company and the transfer agent, if other than the Company, and reasonably satisfactory in form and substance to each addressee, to the effect that the proposed Transfer of the Shares may be effected without registration under the Securities Act and applicable state securities laws.  Each certificate evidencing the Shares transferred shall bear the legends set forth in Section 2.1(a), except that such certificate shall not bear such legend if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provision of the Securities Act or applicable state securities laws.  Notwithstanding the foregoing, no written opinion of legal counsel shall be required by the Company in connection with a Transfer to any Permitted Transferee of the type defined in Section 2.4(c)(iii) hereof.

(b)                                 In any Transfer of Shares to a Permitted Transferee, each such Permitted Transferee shall take such Shares subject to and be fully bound by the terms of this Agreement applicable to it, him or her with the same effect as if it, he or she were a party hereto (including, if the Shares being Transferred to such Permitted Transferee are Management Shares, Article V hereof), provided, that (i) no entity or person shall be a Permitted Transferee unless such transferee executes a joinder to this Agreement satisfactory in form and substance to the Company, which such joinder states with respect to any Permitted Transferee other than a natural person, that such Permitted Transferee agrees to Transfer such Shares to the Investor from whom such Permitted Transferee received such Shares immediately prior to the occurrence of any event which would result in such person no longer being a Permitted Transferee of such Investor and (ii) no Transfer shall be effected except in compliance with the registration requirements of the Securities Act or pursuant to an available exemption therefrom.  Each Investor agrees to accept the Transfer of Shares to such Investor at any time from a Transferee of such Investor.

(c)                                  As used herein, “Permitted Transferee” shall mean:

(i)                                     in the case of any Investor who is a natural person, such Investor, such Investor’s spouse, lineal descendants (in each case, natural or adopted), siblings, parents, any trust solely for the benefit of any of the foregoing, or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is any of the foregoing;

(ii)                                  in the case of any Investor or Permitted Transferee who is, in each case, a natural person, the heirs, executors, administrators or personal representatives upon the death of such Investor or Permitted Transferee or upon the incompetency or disability of such Investor or Permitted Transferee for purposes of the protection and management of his or her assets;

(iii)                               in the case of the Fund, CVC or their Permitted Transferees, (A) the Fund, CVC or any of their Affiliates, (B) any limited partnership, limited liability company or other investment vehicle that is sponsored or managed (whether through the ownership of securities having a majority of the voting power, as a general partner or through the management of investments) by the Fund, CVC or their Affiliates or by present or former employees of the Fund, CVC or their Affiliates (so long as in the case of former employees, such former employees were employed by the Fund or its Affiliates at any point in time after November 16, 2001), (C) any present or former managing director, general partner, director, limited partner, officer or employee (who if former held such position at any time on or after November 16, 2001) of any entity described in clause (A) or (B) immediately above, or any spouse, lineal descendant (natural or adopted), sibling, parent, heir, executor, administrator, trustee or beneficiary of any of the foregoing persons described in this clause (C), or (D) any trust, the beneficiaries of which, or any charitable trust, the grantor of which, include the persons or entities described in this subsection (iii); it being understood that any Transfers of Shares from any of the forgoing persons or entities identified in (A) through (D) above to the Fund, CVC or any of their Affiliates shall constitute a permitted Transfer to a “Permitted Transferee” hereunder.  Notwithstanding anything in this Section 2.4(c)(iii) to the contrary, the Fund and CVC will not be considered Permitted Transferees of each other if and to the extent the Fund and CVC are no longer Affiliates of each other; it being understood and agreed (without limitation to the definition of Affiliates hereunder) that if a corporate Affiliate of CVC owns 50% or more of the limited partnership interests of the Fund, CVC and the Fund shall continue to be deemed Affiliates of each other.  Notwithstanding anything in this Section 2.4(c)(iii) to the contrary, if the Fund and CVC cease to be Affiliates of each other then (i) neither CVC nor any of its Affiliates shall be a Permitted Transferee of the Fund or any Affiliates of the Fund and (ii) neither the Fund nor any of its Affiliates shall be a Permitted Transferee of CVC or any Affiliates of CVC.

(iv)                              in the case of any Investor who is not a natural person, any Affiliate of such Investor;

(v)                                 in the case of any Investor who is a limited partnership or limited liability company, a distribution of Shares to its limited partners or members, as applicable; and

(vi)                              in the case of any Investor who is a trust, to the trustees or beneficiaries of such trust.

(d)                                 As used herein, “Affiliate” means, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

2.5.                              Termination of Certain Restrictions.  The restrictions on Transfers of Shares owned by any Investor and other obligations provided under Sections 2.1(b), 2.2, and 2.3 shall terminate upon the earlier of (i) such time as at least ten percent (10%) of the outstanding shares of Common Stock shall have been sold pursuant to a Public Offering, (ii) the day after the date on which the Fund, CVC and their Affiliates own less than twenty percent (20%) of the Shares or (iii) following the closing of an Approved Sale (as defined in Section 3.4 below) resulting in less than 50% of both the voting power and equity value in the Company’s capital stock being owned by the stockholders of the Company existing immediately prior to the closing of such Approved Sale or their Affiliates.

2.6.                              Notation.  A notation will be made in the appropriate transfer records of the Company with respect to the restrictions on transfer of the Shares referred to in this Agreement.

ARTICLE III
OTHER COVENANTS, AGREEMENTS AND REPRESENTATIONS

3.1.                              Intentionally Omitted.

3.2.                              Financial Statements and Other Information.

(a)                                  The Company shall deliver upon request to each Investor and Permitted Transferee as soon as available and in any event within 90 days after the end of each fiscal year of the Company, a consolidated and consolidating balance sheet of the Company and its subsidiaries as of the end of such year, and consolidated and consolidating statements of income and cash flows of the Company and its subsidiaries for the year then ended prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, together with an auditor’s report thereon of a firm of established national reputation.  Notwithstanding the foregoing, in the event that an Investor or Permitted Transferee is not a director, officer or employee of the Company or any of its subsidiaries, such Investor or Permitted Transferee shall be required to execute a non-disclosure agreement prior to the delivery of the financial statements described in this Section 3.2(a).

(b)                                 In addition to the information provided in Section 3.2(a), so long as any Institutional Investor or any of their Permitted Transferees owns or has the right to acquire ten percent (10%) or more of the Common Stock outstanding, the Company shall upon request with reasonable advanced notice deliver to such Investor and such Permitted Transferee who owns or has the right to acquire such percentage of the Common Stock outstanding:

(i)                                     as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its subsidiaries as of the end of such period, and consolidated statements of income and cash flows of the Company and its subsidiaries for the period then ended prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments;

(ii)                                  as soon as available and in any event within 30 days after the start of a fiscal year of the Company, an annual budget for that fiscal year approved by a majority of the Board of Directors, and copies of the monthly budget for the Company and its subsidiaries no later than 14 days before the commencement of that month;

(iii)                               as soon as available and in any event within 21 days after the end of each month, monthly consolidated financial statements consisting of a balance sheet, income statement, cash flow statement and cash flow forecast for the following three months and including a commentary and calculations of the actual and forecast bank covenant position;

(iv)                              all information required to be delivered to the lenders under the Company’s senior credit facility at the same time as it is delivered to such lenders;

(v)                                 any revisions to the budgets referred to above and any other significant budgets prepared in respect of the Company or its subsidiaries;

(vi)                              any financial information filed with or submissions made to any securities exchange or regulatory authority by the Company or its subsidiaries at the time such information is filed or submitted; and

(vii)                           such other financial or management information relating to the Company and its subsidiaries as may be reasonably requested from time to time.

3.3.                              Regulatory Compliance Cooperation.  So long as the Fund, CVC or their Permitted Transferees beneficially own any of the Shares, before the Company redeems, purchases or otherwise acquires, directly or indirectly, or converts or takes any action with respect to the voting rights of, any shares of any class of its capital stock or any securities convertible into or exchangeable for any shares of any class of its capital stock, or before the Company takes any action which would result in the Fund or its Permitted Transferees having a Regulatory Problem, the Company shall give the Fund and CVC thirty (30) days prior written notice of such pending action.  Upon the written request of the Fund or CVC made within thirty (30) days after its receipt of any such notice, stating that after giving effect to such action the Fund would have a Regulatory Problem (as described below), the Company will defer taking such action for such period (not to extend beyond ninety (90) days after the Fund’s and CVC’s receipt of the Company’s original notice) as the Fund or CVC requests to permit it and its Permitted Transferees to reduce the quantity of Shares held by it and its Permitted Transferees, or to take such other necessary actions, in order to avoid the Regulatory Problem.  In addition, the Company will not be a party to any merger, consolidation, recapitalization or other transaction pursuant to which the Fund or CVC would be required to take any voting securities, or any securities convertible into voting securities, which might reasonably be expected to cause the Fund to have a Regulatory Problem.  For purposes of this Section, a person will be deemed to have a “Regulatory Problem” when such person and such person’s Permitted Transferees (i) would own, control or have power over a greater quantity of securities of any kind issued by the Company than are permitted to be owned under any requirement of any governmental authority applicable to such person or (ii) would have been caused to be or could be in violation of any provision of law applicable to such person.

3.4.                            Required Sale.

(a)                                If each of (i) a majority of the Board of Directors and (ii) the holders of at least 70% of the outstanding Common Stock held by the Investors and their Permitted Transferees approve the sale of the Company to a person (whether by merger, consolidation, sale of all or substantially all of its assets or sale of all or a majority of the outstanding capital stock) (an “Approved Sale”), each Investor and Permitted Transferee will consent to, vote for, raise no objections against, and waive dissenters and appraisal rights (if any) with respect to, the Approved Sale, and if the Approved Sale is structured as a sale, transfer or exchange of stock, each Investor and Permitted Transferee will agree to sell, transfer or exchange and will be permitted to sell, transfer or exchange all, or a pro rata portion, of such Investor’s and Permitted Transferee’s Common Stock on the terms and conditions approved by the Board of Directors and the holders of at least 70% of the Common Stock then outstanding.  Each Investor and Permitted Transferee will take all necessary and desirable actions in connection with the consummation of an Approved Sale.

(b)                                 The obligations of each of the Investors with respect to an Approved Sale are subject to the satisfaction of the conditions that: (i) upon the consummation of the Approved Sale all of the Investors and Permitted Transferees will receive the same form and amount of consideration per share of Class A Common and Class B Common, or if any holder of Shares is given an option as to the form and amount of consideration to be received, all Investors and Permitted Transferees will be given the same option; and (ii) the terms of sale shall not include any indemnification, guaranty or similar undertaking of the Investor (other than undertakings of Management Investors in respect of continued employment set forth in an employment agreement voluntarily entered into by a Management Investor) that (A) is not made or given pro rata with other Investors on the basis of share ownership, (B) could result in liability to such Investor that is in excess of the fair market value of the consideration to be received by such Investor in the Approved Sale or (C) relates to warranties of ownership or title with respect to stock owned or being sold by another Investor.

(c)                                  Each Investor shall, in connection with a sale, transfer or exchange of its, his or her Common Stock pursuant to this Section 3.4, execute and deliver such other instruments of conveyance and transfer (including executing the applicable purchase agreement and granting identical indemnification rights) and take such other actions as may reasonably be requested to consummate the proposed transfer, exchange or sale of Common Stock by the Investors pursuant to this Section 3.4 (including, without limitation, each Management Investor’s appointment of a purchaser representative as set forth in Section 5.4 hereof).  All Investors (and their Permitted Transferees) will bear their pro rata share (based upon the number of shares sold) of the reasonable costs of any sale of Shares pursuant to an Approved Sale to the extent such costs are incurred directly in connection with such Approved Sale and are not paid by the Company.  Costs incurred by any Investor (or its, his or her Permitted Transferee) on its, his or her own behalf will not be considered costs of the transaction hereunder.

3.5.                              Participation Rights.

(a)                                  (i)                                     If a Selling Stockholder who is a Relevant Investor serves a notice on the Company (a “Sale Notice”) stating the number of Shares it wishes to transfer (the “Sale Shares”), the Company shall notify the other Relevant Investors (or the other Investors if the  Sale Shares represent 50% or more of the Selling Stockholder’s holdings of Shares held as of Closing) (in either case, the “Other Stockholders”), and the Other Stockholders may elect to participate in the sale (such right, a “Participation Right”) contemplated by the Sale Notice by following the procedures set forth below in this Section 3.5.  If any Other Stockholders elect to participate in such sale, each of the Selling Stockholder and such Other Stockholders shall be entitled to sell in the contemplated sale, at the same price and on the same terms, a number of Shares equal to the product of (x) the quotient determined by dividing (A) the percentage of

Shares owned by such person or entity by (B) the aggregate percentage of Shares owned by the Selling Stockholder and the Other Stockholders participating in such sale and (y) the aggregate number of Shares to be sold in the contemplated sale.  A Selling Stockholder shall not be permitted to sell its Stockholder Shares unless (i) the buyer agrees to purchase the appropriate portion of Shares from the Other Stockholders electing to exercise their Participation Right or (ii) such Selling Stockholder complies with Section 3.5(b) hereof.

As used in this Section 3.5, the following defined terms have the following meanings:

(1)                                  a “Selling Stockholder” shall mean an Investor proposing to make a sale under this Section 3.5; and

(2)                                  a “Relevant Investor” shall mean (i) the Fund and any Permitted Transferees of the Fund to whom the Fund has transferred Shares after the Closing and (ii) CVC and any Permitted Transferees of CVC to whom CVC has transferred Shares after the Closing.

Notwithstanding the foregoing, neither CVC nor the Fund, respectively, will have Participation Rights with respect to sales by each other prior to the date on which the Fund or CVC, respectively, has sold more than ten percent (10%) (in the aggregate, after giving effect to all prior sales other than sales under Section 3.5(a)(iii) hereof and after giving effect to the sale at issue) of the Shares owned by the Fund or CVC, respectively, as of the Closing.

(ii)                                  Except as provided in Section 3.5(b), prior to any sale of any Common Stock subject to these provisions, the Selling Stockholder shall serve a Sale Notice on the Company.  Such Sale Notice shall set forth: (A) the number of Sale Shares; (B) the name and address of the proposed purchaser; and (C) the proposed amount of consideration and terms and conditions of payment offered by such proposed purchaser.  The Company shall promptly, and in any event within 10 days of the receipt by the Company of the Sale Notice, mail or cause to be mailed the Sale Notice to each applicable Other Stockholder who owns shares of Common Stock.  Such Other Stockholders may exercise their Participation Rights by delivery of a written notice (the “Participation Notice”) to the Selling Stockholder within 21 days of the date the Company mailed or caused to be mailed the Sale Notice.  The Participation Notice shall state the number of shares of Common Stock that such Other Stockholder proposes to include in the proposed sale (including, if any, Shares that have not vested or been exercised but which will have vested or are exercisable prior to the closing of the sale).  If no Participation Notice is received during the 21-day period referred to above, the Selling Stockholder shall have the right for a 120-day period to effect the proposed sale of shares of Common Stock on terms and conditions no more favorable than those stated in the notice and in accordance with the provisions of this Section 3.5.

(iii)                               Notwithstanding anything to the contrary, a Relevant Investor may make any of the following sales without offering the Other Stockholders the opportunity to participate: (a) sales by a Relevant Investor to any Affiliate or Permitted Transferee, provided that the proposed purchaser agrees in writing to be bound by the provisions of this Agreement; (b) sales in connection with a Public Offering under the Securities Act or following a Public Offering in open market transactions or under Rule 144 under the Securities Act and (c) sales pursuant to an Approved Sale.

(iv)                              Each Investor acknowledges for itself, himself or herself and its, his or her transferees that the Relevant Investors may grant in the future participation or tag-along rights to other holders of Common Stock and such holders will (a) have substantially the same opportunity to participate in sales by the Relevant Investors as provided to the parties hereto, and (b) be included in the calculation of the pro rata basis upon which Other Stockholders may participate in a sale.

(v)                                 The Participation Rights of the Other Stockholders granted by the Selling Stockholders under this Section 3.5 shall terminate upon the earlier of (a) such time as at least ten percent (10%) of the outstanding shares of Common Stock shall have been sold pursuant to a Public Offering and (b) as to a Relevant Investor, (i) the day after the date on which such Relevant Investor and its Affiliates (excluding individuals, or trusts, partnerships or similar entities set up for the benefit of individuals and not controlled by such Relevant Investor) own less than ten percent (10%) of the Shares or (ii) following the closing of an Approved Sale resulting in less than 50% of both the voting power and equity value in the Company’s capital stock being owned by the stockholders of the Company existing immediately prior to the closing of such Approved Sale or their Affiliates.

(b)                                 Notwithstanding the requirements of this Section 3.5, a Selling Stockholder may sell shares of Common Stock at any time without complying with the requirements of Section 3.5(a)(ii) so long as the Selling Stockholder deposits into escrow with a third party at the time of sale that amount of the consideration received in the sale equal to the “Escrow Amount.”  The “Escrow Amount” shall equal that amount of consideration as all the applicable Other Stockholders would have been entitled to receive if they had the opportunity to participate in the sale on a pro rata basis, determined as if each applicable Other Stockholder (A) delivered a Participation Notice to the Selling Stockholder in the time period set forth in Section 3.5(a)(ii) and (B) proposed to include the entire pro-rata portion of its shares of Common Stock in the sale Shares (including Shares that have not vested or been exercised but which will have vested or are exercisable as a result of the sale).  No later than five (5) business days after the date of the sale, the Selling Stockholder shall notify the Company in writing of the sale.  Such notice (the “Escrow Notice”) shall set forth the information required in the Sale Notice, and in addition, such notice shall state the name of the escrow agent and, if the consideration (in whole or in part) for the sale was cash, then the account number of the escrow account.  The Company shall promptly, and in any event within 10 days, mail or cause to be mailed the Escrow Notice to each applicable Other Stockholder.

(c)                                  In the event of a sale pursuant to Section 3.5(b), an applicable Other

Stockholder may exercise its Participation Rights by delivery to the Selling Stockholder, within 21 days of the date the Company mailed or caused to be mailed the Escrow Notice, of (i) a written notice specifying the number of shares of Common Stock it, he or she proposes to sell and (ii) the certificates for such shares of Common Stock, with stock powers duly endorsed in blank.  Promptly after the expiration of the 21st day after the Company has mailed or caused to be mailed the Escrow Notice, (A) the Selling Stockholder shall purchase that number of shares of Common Stock as Selling Stockholder would have been required to include in the sale had Selling Stockholder complied with the provisions of Section 3.5(a)(ii), (B) all shares of Common Stock not required to be purchased by Selling Stockholder shall be returned to the holders thereof, and (C) all remaining funds and other consideration held in escrow shall be released to Selling Stockholder.  If Selling Stockholder received consideration other than cash in its sale, Selling Stockholder shall purchase the shares of Common Stock tendered by paying to the applicable Other Stockholders non-cash consideration and cash in the same form and same proportion as received by Selling Stockholder in the sale.

(d)                                 Each applicable Other Stockholder who exercises its, his or her Participation Rights pursuant to this Section 3.5 shall, at the request of Selling Stockholder and without further cost and expense to Selling Stockholder, execute and deliver such other instruments of conveyance and transfer reasonably requested, including any sales or indemnification agreements (provided that no such indemnification agreements or provisions shall be required except on an exact per-share basis identical to the indemnification given by the Selling Stockholder and every Other Stockholder who has exercised Participation Rights), and take such other actions as may reasonably be requested to consummate the proposed sale of Common Stock by Selling Stockholder and the applicable Other Stockholders who have exercised their Participation Rights pursuant to this Section 3.5.

3.6.                              Preemptive Rights.

(a)                                  If the Company proposes to issue and sell any of its shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock or any securities convertible into shares of Common Stock (such shares and other securities are hereinafter collectively referred to as “Newly Issued Stock”) to the Fund, CVC or their Affiliates (hereinafter, a “Preemptive Issuance”), the Company will first offer to each of the other Investors who is an “accredited investor” (as defined in Rule 501(a) under the Securities Act) or, if not an accredited investor, to each Investor who has retained a “purchaser representative” (as defined in Rule 501(h) under the Securities Act) or has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of this investment (each a “Qualified Investor”) a portion of the number or amount of such securities proposed to be sold in any such transaction or series of related transactions equal to the product of the percentage each such Qualified Investor holds of all shares of Common Stock on a fully diluted basis then held by the Investors on a fully diluted basis and the number of shares proposed to be issued and sold by the Company in any such transaction or series of related transactions, all for the same price and upon the same terms and conditions (including any requirement to purchase other securities) as the securities that are being offered to the Fund,  CVC or their Affiliates, in such transaction or series of transactions.

(b)                                 Notwithstanding the foregoing, the provisions of this Section 3.6 shall not be applicable to the issuance of shares of Common Stock or other securities (i) upon the conversion of shares of one class of Common Stock into shares of another class, (ii) as a dividend on the outstanding shares of Common Stock, (iii) in any transaction in respect of a Security that is available to all holders of such Security on a pro rata basis, (iv) in connection with grants of stock or options to employees or directors of the Company (or exercises of such options), (v) in a Public Offering pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission pursuant to the Securities Act, or (vi) in connection with transactions where the party receiving the Newly Issued Stock or its Affiliates extends, directly or indirectly, by loan, promissory note, guarantee, participation interest or otherwise, credit to the Company or any of its subsidiaries.

(c)                                  The Company will cause to be given to the Qualified Investors a written notice setting forth the terms and conditions upon which the Qualified Investors may purchase such shares or other securities (the “Preemptive Notice”).  After receiving a Preemptive Notice, the Qualified Investors must reply, in writing, within 30 days of the date of such Preemptive Notice that such persons agree to purchase the shares or other securities offered pursuant to this Section 3.6 on the date of sale to the Fund, CVC or their Affiliates (the “Preemptive Reply”).  If any Qualified Investor fails to make a Preemptive Reply in accordance with this Section 3.6, shares or other securities offered to such Qualified Investor in accordance with this Section 3.6 may thereafter, for a period not exceeding 60 days following the expiration of such 30-day period, be issued, sold or subjected to rights or options to the Fund, CVC and their Affiliates and to the Qualified Investors who have delivered a valid Preemptive Reply, on a pro rata basis, at a price not less than that at which they were offered to the Qualified Investors.  Any such shares or other securities not so issued or sold to the Fund, CVC and their Affiliates and to the Qualified Investors who have delivered a valid Preemptive Reply that are not purchased shall be reoffered to the Fund, CVC and their Affiliates and to the Qualified Investors who have delivered a valid Preemptive Reply, on a pro rata basis, and shall continue to be reoffered pursuant to the procedures set forth above until all of such shares have been purchased.

(d)                                 Notwithstanding the requirements of this Section 3.6, the Company may make a Preemptive Issuance at any time without complying with the requirements of Section 3.6(a) and (c) so long as the Company deposits into escrow with an independent third party at the time of sale a portion of the Newly Issued Stock equal to the “Preemptive Escrow Amount.”  The “Preemptive Escrow Amount” shall equal that amount of Newly Issued Stock which the Qualified Investors would have been entitled to receive if they had the opportunity to participate in the Preemptive Issuance on a pro rata basis in accordance with Section 3.6(a), determined as if each Qualified Investor (A) delivered a Preemptive Reply to the Company in the time period set forth in Section 3.6(c) and (B) proposed to purchase all of the Newly Issued Stock to which such Qualified Investor would have been entitled to purchase pursuant to Section 3.6(a) had the

Company given such Qualified Investor a Preemptive Notice.

Within 10 days after the date of the Preemptive Issuance, the Company shall notify the Qualified Investors in writing of the Preemptive Issuance.  Such notice (the “Preemptive Escrow Notice”) shall set forth the terms and conditions upon which the Qualified Investors may purchase shares of Newly Issued Stock, the pro rata amount of Newly Issued Stock that such Qualified Investor is entitled to receive (such amount to equal the amount of Newly Issued Stock that such Qualified Investor would have been entitled to receive if it, he or she had the opportunity to participate in the Preemptive Issuance on a pro rata basis in accordance with Section 3.6(a)) and the name of the escrow agent.

A Qualified Investor may exercise the preemptive right by delivery to the Company, within 30 days of the date the Company mailed or caused to be mailed the Preemptive Escrow Notice, of a written notice acceptable to the Company in its sole discretion specifying the number of shares of Newly Issued Stock it, he or she proposes to purchase of the number of shares of Newly Issued Stock such Qualified Investor is entitled to purchase (the “Preemptive Election”) such written notice to be accompanied by payment in full for such Newly Issued Stock.

Promptly after the expiration of the 30th day after the Company has mailed or caused to be mailed the Preemptive Escrow Notice, (A) the Company shall sell to each Qualified Investor that number of shares of Newly Issued Stock that each such Qualified Investor proposed to purchase pursuant to its Preemptive Election and (B) all remaining Newly Issued Stock held in escrow shall be sold to the Fund and its Permitted Transferees and to the Qualified Investors who have delivered a valid Preemptive Reply, on a pro rata basis, upon the terms and conditions set forth in the Preemptive Escrow Notice.

(e)                                  The preemptive rights provided under this Section 3.6 shall terminate upon the earlier of (i) such time as at least ten percent (10%) of the outstanding shares of Common Stock shall have been sold pursuant to a Public Offering, (ii) the day after the date on which the Fund, CVC and their Affiliates (excluding individuals, or trusts, partnerships or similar entities set up for the benefit of individuals and not controlled by such Relevant Investor) own less than twenty percent (20%) of the Shares or (iii) following the closing of an Approved Sale resulting in less than 50% of both the voting power and equity value in the Company’s capital stock being owned by the stockholders of the Company existing immediately prior to the closing of such Approved Sale or their Affiliates.

ARTICLE IV
CORPORATE ACTIONS

4.1.                              Directors and Voting Agreements.  So long as the Company has not consummated a Public Offering (as defined in Section 5.1), each Investor and Permitted Transferee agrees that it, he or she shall take, at any time and from time to time, all action necessary (including voting the Common Stock owned it, him or her, calling special meetings of stockholders and executing and delivering written consents) to ensure that the Board of Directors of the Company is composed at all times of up to seven (7) persons, including:

(a)                                  the Company’s chief executive officer;

(b)                                 (i) so long as the Fund or its Permitted Transferees own at least 50% of the Shares owned by the Fund as of the Effective Time, three (3) individuals designated by the Fund; (ii) so long as the Fund or its Permitted Transferees own at least 10% but less than 50% of the Shares owned by the Fund as of the Effective Time, two (2) individuals designated by the Fund; and

(c)                                  (i) so long as CVC or its Permitted Transferees own at least 50% of the Shares owned by CVC as of the Effective Time, two (2) individuals designated by CVC; or (ii) so long as CVC or its Permitted Transferees own at least 10% but less than 50% of the Shares owned by CVC as of the Effective Time, one (1) individual designated by CVC.

The initial directors named pursuant to this Section 4.1 shall be J. David Smith (chief executive officer), Stuart M. Wallis (a Fund designee), Paul E. Drack (a CVC designee), Joseph M. Silvestri (a CVC designee) and two additional directors designated by the Fund.

The board member designation rights of each Institutional Investor pursuant to Sections 4.1(b) and 4.1(c) above are transferable by such Institutional Investor to any Permitted Transferee of such Institutional Investor to whom at least 75% of the Shares owned by such Institutional Investor as of the Effective Time are transferred.  Any directors which the Fund or CVC or their applicable Permitted Transferees are no longer entitled to designate pursuant to Sections 4.1(b) or 4.1(c) above shall be elected by majority vote in the manner provided for in the Bylaws of the Company.

4.2.                              Right to Remove Certain of the Company’s Directors.  So long as the Company has not consummated a Public Offering (as defined in Section 5.1), each of the Fund and CVC, as the case may be, may request that any director designated by it be removed (with or without cause) by written notice to the other Investors, and, in any such event, each Investor shall promptly consent in writing or vote or cause to be voted all shares of Common Stock now or hereafter owned or controlled by it, him or her for the removal of such person as a director.  In the event any person ceases to be a director, such person shall also cease to be a member of any committee of the Board of Directors of the Company.

4.3.                              Right to Fill Certain Vacancies in Company’s Board.  So long as the Company has not consummated a Public Offering (as defined in Section 5.1), in the event that a vacancy is created on the Company’s Board of Directors at any time by the death, disability, retirement, resignation or removal (with or without cause) of a director designated by the Fund or CVC, as the case may be, or if otherwise there shall exist or occur any vacancy on the Company’s Board of Directors in a directorship subject to designation by the Fund or CVC, as the case may be, such vacancy shall not be filled by the remaining members of the Company’s Board of Directors but each Investor hereby agrees promptly to consent in writing or vote or cause to be voted all shares of Common Stock now or hereafter owned or controlled by it, him or her to elect that individual designated to fill such vacancy and serve as a director, as shall be designated by the Fund or CVC, as the case may be.

4.4.                              Approval Rights.

(a)                                  Each Investor agrees that the following acts, unless otherwise expressly required or permitted by this Agreement, shall not be carried out without the written consent of Investors holding at least 70% of the outstanding Common Stock held by all Investors and their Permitted Transferees, and each Investor shall use its respective rights and powers as a director (subject always to compliance with his fiduciary duties) or stockholder to procure so far as he or it is able that no such act is carried out unless such consent has been given:

(i)                                     the variation of the authorized or issued capital stock of the Company or any of its subsidiaries or the creation or the granting of any option or other right to subscribe for shares or convert into shares of capital stock of the Company or any of its subsidiaries, or the variation of the rights attaching to shares of capital stock of the Company or any of its subsidiaries;

(ii)                                  alteration or amendment of the Certificate of Incorporation or By- laws of the Company;

(iii)                               the declaration or distribution of any dividend or other payment with respect to the capital stock of the Company out of the earnings and profits of the Company, or of any subsidiary of the Company, other than to a wholly-owned subsidiary;

(iv)                              the merger or consolidation of the Company or any of its subsidiaries with any other entity, the sale of all or substantially all of the assets of the Company or the Company and its subsidiaries taken as a whole, or the taking of steps to recapitalize, reorganize, wind up or dissolve the Company; or

(v)                                 any material change in the nature of the business of the Company or any of its subsidiaries.

Notwithstanding the foregoing, in no event shall the Company or any of its subsidiaries engage in a transaction described in sub-clause (iv) above with the Fund, CVC  or any of their respective corporate Affiliates, unless the Company has obtained a written opinion that such transaction is fair from a financial point of view to the Company and all the Investors, given by an independent investment bank having nationally recognized stature and expertise in such matters.

(b)                                 Each Investor agrees that each action of the Board of Directors of the Company, including without limitation the following acts, unless otherwise expressly required by this Agreement, shall not be carried out without the prior consent of a Director designated by the Fund (if there is one) in accordance with Section 4.1(b) hereof and a Director designated by CVC (if there is one) in accordance with Section 4.1(c) hereof, and each Investor shall use his or its respective rights and powers as a Director (subject always to compliance with his fiduciary duties) or stockholder to procure so far as he or it is able such that no such act is carried out unless such consent has been given; provided, that the Board of Directors may, by written resolution, amend or modify which specific acts of the Board of Directors (and/or the terms of such acts) require the Board’s prior consent before such acts can be carried out (including, but not limited to, those acts set forth below):

(i)                                     the alteration of the fiscal year end of the Company or any of its subsidiaries or the alteration of any accounting policy or method or the adoption of any new policy or method;

(ii)                                  the alteration of the certificate of incorporation or by-laws (or equivalent documents) of a subsidiary of the Company;

(iii)                               the creation or granting of stock appreciation rights or phantom equity rights or any other rights giving an interest of an equity nature;

(iv)                              the taking of steps to wind up or dissolve a subsidiary of the Company;

(v)                                 the taking of steps to recapitalize or statutorily reorganize a subsidiary of the Company;

(vi)                              the appointment or removal of any Director or officer of the Company or of a subsidiary of the Company (except as otherwise set forth in Sections 4.2 and 4.3 hereof);

(vii)                           the appointment or termination of employment of any employee of the Company or any of its subsidiaries whose base remuneration is to be or is in excess of $225,000 annually, or the variation of the remuneration or other benefits of any such employee;

(viii)                        the entry into, termination or variation of any contract or arrangement between (1) the Company or any subsidiary of the Company and (2) an officer or a person or entity who is an Affiliate of such officer, including the variation of the remuneration or other benefits under such a contract or arrangement, and the waiver of any breach of such a contract or arrangement (other than increases in salary made in the ordinary course of business and consistent with established practices of the relevant company);

(ix)                                the delegation by the Directors of the Company or any subsidiary of any of their powers to a committee;

(x)                                   the alteration or amendment of (x) the Indenture dated as of September 25, 1996, as supplemented by the Amended and Restated Supplemental Indenture, dated as of December 14, 1999, by and among Euramax International Limited, certain other subsidiaries of the Company named therein and Chase Manhattan Bank as Trustee or (y) the Second Amended and Restated Credit Agreement, dated as of March 15, 2002, among the Company, certain subsidiaries of the Company named therein, the Lenders named therein and BNP Paribas as Agent, or any amendments, replacements, extensions or refinancings of the forgoing (the “Facility Agreements”);

(xi)                                the incurring by the Company or any of its subsidiaries of any borrowing or any other indebtedness or liability in the nature of borrowing in excess of $5,000,000 in aggregate other than pursuant to the Facility Agreements or in the ordinary course of business;

(xii)                             the disposal (including the lease to a third party) by the Company or any of its subsidiaries in any fiscal year of:

(1)                                  an asset, the net book value of which is greater than $500,000; or

(2)                                  the whole or a significant part of any subsidiary of the Company, the net assets of which represent more than $1,000,000, and for the purposes of this clause all disposals in any one fiscal year shall be aggregated;

(xiii)                       capital expenditures of the Company or any of its subsidiaries or any equity investment required under any material contract which is greater than $1,000,000, or which would cause capital expenditures of the Company and its subsidiaries in any fiscal year to exceed $1,000,000 in excess of the annual budgeted amount for capital expenditures as presented to Board of Directors;

(xiv)                         the entering into by the Company or any of its subsidiaries of any lease, license or similar obligation under which the rental and all other payments exceed $1,000,000 a year or which would make the Company or any of its subsidiaries liable for payments exceeding $1,000,000 a year under any such lease, license or similar obligation;

(xv)                            the creating of any mortgage, charge or other encumbrance over any asset of the Company or any of its subsidiaries, other than pursuant to the Facility Agreements or in the ordinary course of business;

(xvi)                         the entering into by the Company or any of its subsidiaries of any contract or arrangement outside the ordinary course of business, or with any affiliated person of the Company or any of its subsidiaries on terms otherwise than at arm’s length;

(xvii)                      the incorporation of a new subsidiary of the Company or its subsidiaries, or the acquisition by the Company or any of its subsidiaries of an interest in any debt or equity securities of any person or entity, or the entering into of any joint venture agreement;

(xviii)                   the instigation or settlement of any litigation or arbitration proceedings by the Company or any of its subsidiaries where the amount claimed together with costs exceeds or is likely to exceed $200,000;

(xix)                           the appointment of auditors of the Company or any of its subsidiaries other than the appointment of an existing auditor or the appointment of any professional advisers or any consultants whose fees are collectively in excess of $250,000 annually;

(xx)                              the adoption of the annual budget for the Company and its subsidiaries and any amendment thereto (and the Executives shall procure that such budget is presented to the Directors designated by the Fund and CVC (if there are any) at least 2 weeks prior to the start of each fiscal year of the Company);

(xxi)                           the entering into by the Company or any of its subsidiaries of any contract of more than 12 months duration (which cannot be terminated upon 90 days notice without penalty) which obligates the Company or any of its subsidiaries to make estimated expenditures of more than US$1,000,000 per annum or projected revenue of more than $1,000,000 per annum; and

(xxii)                        the entering into by the Company or any of its subsidiaries of any agreement or arrangement by which it makes loans or advances money to any person other than minor advances to employees in the ordinary course of business or investments with any maturity of less than a year.

The list of acts described in this Section 4.4(b) can be amended by a decision of the Board of Directors of the Company.

(c)                                  Notwithstanding the forgoing, nothing contained in this Section 4.4 or elsewhere in this Agreement shall prohibit the execution, delivery and performance of the Advisory Agreement, dated as of the Closing Date, by and between the Company and CVC Management LLC.

ARTICLE V
ADDITIONAL RESTRICTIONS ON MANAGEMENT INVESTORS

5.1.                              Certain Definitions.  The terms defined below shall have the following meanings when used in this Article V:

(a)                                  “Cause” shall mean (1) a Management Investor’s conviction of, pleading guilty to, or confessing to any felony, (2) a Management Investor’s act or acts amounting to moral turpitude which are materially detrimental to the Company, (3) a Management Investor’s fraud or embezzlement of funds or property of any member of the Group, (4) chronic drug or alcohol abuse causing any member of the Group substantial public disgrace or disrepute or economic harm, or (5) a Management Investor’s substantial and repeated failure to perform duties as reasonably directed by the Board of Directors of the Company, and when such failure or act set forth in the preceding subparagraphs (1) through (5) is capable of remedy, such failure or act is not remedied within fifteen business days after written notice of such failure is given to the Management Investor by the Company.

(b)                                 “Fair Market Value” shall mean the price agreed upon between the Management Investor (or Permitted Transferee) holding the applicable Management Shares and the Board of Directors of the Company or, if they do not agree on a price within 14 days of the date such Management Investor is notified of a repurchase pursuant to this Article V, the price certified by PricewaterhouseCoopers LLP (or, in the case of a valuation of 4,000 shares or more, by a mutually agreed financial expert), acting as experts and not as arbitrators, to be the fair market value of the Management Shares upon the cessation of employment.  The Fair Market Value shall be calculated upon the basis of a sale between a willing buyer and a willing seller with no discount for a minority stake and on the basis that the Company is a going concern.  The Fair Market Value of a Management Option shall be the aggregate Fair Market Value of the shares underlying the Management Option less the aggregate exercise price of such Management Option.

(c)                                  “Group” shall mean the Company and its direct and indirect subsidiaries from time to time.

(d)                                 “Management Option” shall mean the non-qualified options granted by the Company that are unexercised and have not been terminated, but shall not include any Option Shares that have been exercised or any Restricted Shares.

(e)                                  “Public Offering” means a successfully completed underwritten public offering pursuant to an effective registration statement under the Securities Act (other than (1) a Special Registration Statement (as defined below) or (2) a registration statement relating to a Unit Offering (as defined below)) in respect of the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate gross proceeds to the Company and all stockholders selling shares of Common Stock in such offering of not less than $50,000,000.

(f)                                    “Special Registration Statement” means (i) a registration statement on Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company’s employees or security holders or (ii) a registration statement registering a Unit Offering.

(g)                                 “Unit Offering” shall mean a Public Offering of a combination of debt and equity securities of the Company in which not more than ten percent (15%) of the gross proceeds received from the sale of such securities is attributed to such equity securities.

5.2.                              Purchase Option.

(a)                                  General Terms.  In the event that any Management Investor shall cease to be employed by the Company or its subsidiaries for any reason (including, but not limited to, death, Disability (as defined in the 2003 Plan), retirement at age 65 under the Company’s or its subsidiaries’ normal retirement policies, resignation or termination by the Company or its subsidiaries, as the case may be, with or without cause), other than by reason of a leave of absence approved by the Company, such Management Investor (or his or her heirs, executors, administrators, transferees, successors or assigns, and the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) shall give prompt notice to the Company of such termination (except in the case of termination by the Company), and the Company, or one or more designees selected by a majority of the members of the Board of Directors, shall have the right and option at any time within 60 days after the later of the effective date of such termination of employment or the date of the Company’s receipt of the aforesaid notice (the “Termination Date”), to purchase from such Management Investor, or his or her heirs, executors, administrators, transferees, successors or assigns (including the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement), as the case may be, any or all of the Management Shares or Management Options then owned by such Management Investor (and his or her Permitted Transferees) at a purchase price equal to the Option Purchase Price (as hereinafter defined).  The Company or its designees shall give notice to the terminated Management Investor (or his or her heirs, executors, administrators, transferees, successors or assigns and the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) of its intention to purchase Management Shares or Management Options at any time not later than 60 days after the Termination Date.  The right of the Company and its designee(s) set forth in this Section 5.2 to purchase a terminated Management Investor’s Management Shares or Management Options (and the Management Shares or Management Options of the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) is hereinafter referred to as the “Purchase Option”.

(i)                                     Exercise of Purchase Option.  The Purchase Option shall be exercised by written notice to the terminated Management Investor (or his or her heirs, executors, administrators, transferees, successors or assigns and the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) signed by an officer of the Company on behalf of the Company or by its designee(s), as the case may be.  Such notice shall set forth the number of Management Shares or the Management Options desired to be purchased and shall set forth a time and place of closing which shall be no earlier than 10 days and no later than 60 days after the date such notice is sent.  At such closing, the seller shall deliver the certificates evidencing the number of Management Shares to be purchased by the Company and/or its designee(s), accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer (and in the case of a Management Option, any cancellation agreement for such Management Option), and any other documents that are necessary to transfer to the Company and/or its designee(s) good title to such of the Management Shares or Management Options to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery, the Company and/or its designee(s) shall deliver to the seller the full amount of the Option Purchase Price for such Management Shares or Management Options, respectively, in cash by certified or bank cashier’s check.

(1)                                  Option Purchase Price for Shares.  The “Option Purchase Price” for the Management Shares to be purchased from such Management Investor (or his or her Permitted Transferees or the other persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) pursuant to the Purchase Option shall equal the Fair Market Value of such Management Shares.

(2)                                  Option Purchase Price for Options.  The “Option Purchase Price” for the Management Options to be purchased from such Management Investor (or his or her Permitted Transferees or the other persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) pursuant to the Purchase Option shall equal the Fair Market Value of such Management Options.

Notwithstanding anything to the contrary contained herein, (i) no Option Purchase Price shall be payable for Unvested Restricted Shares or unvested Management Options, which Unvested Restricted Shares or unvested Management Options will be forfeited by such Management Investor or cancelled, as applicable, under the terms set forth in the 2003 Plan, and (ii) in connection with the exercise of any Purchase Option pursuant to Section 5.2, the Company may offset from the Option Purchase Price paid to any Management Investor (or the persons or entities deemed to be included in the definition of such Management Investor pursuant to this Agreement) the aggregate amount of any outstanding principal and accrued but unpaid interest due on any indebtedness of such Management Investor to the Company, including any note issued by such Management Investor for the purchase of the Management Shares.

Each Management Investor acknowledges and agrees that if after the Effective Time the Company issues any shares of capital stock to a Management Investor (other than as a result of exercise of any Management Options or any other previously issued options outstanding as of the Effective Time, and other than the Restricted Shares), the Company may require by separate agreement different vesting provisions and repurchase rights than are provided herein, and in such event the provisions in such separate agreement will govern and control those issuances.

(ii)                                  Sale in Public Offering.  Management Shares sold in a Public Offering will be sold free of the restrictions contained in this Article V.  Section 5.2 of this Agreement shall terminate upon a Public Offering.  Except for the termination of Section 5.2, this Article V shall continue to apply from and after a Public Offering in accordance with its terms to all Management Shares not sold in such offering.

5.3.                              Involuntary Transfers.  So long as the Company has not consummated a Public Offering, in the event shares of Common Stock owned by any Management Investor shall be subject to sale or other Transfer (the date of such sale or transfer shall hereinafter be referred to as the “Transfer Date”) by reason of (i) bankruptcy or insolvency proceedings, whether voluntary or involuntary, or (ii) distraint, levy, execution or other involuntary Transfer, then such Management Investor shall give the Company written notice thereof promptly upon the occurrence of such event stating the terms of such proposed Transfer, the identity of the proposed transferee, the price or other consideration, if readily determinable, for which the shares of Common Stock are proposed to be transferred, and the number of shares of Common Stock to be transferred.  After its receipt of such notice or, failing such receipt, after the Company otherwise obtains actual knowledge of such a proposed Transfer, the Company, or a designee selected by a majority of the non-employee members of the Board of Directors of the Company, shall have the right and option to purchase all, but not less than all of such shares of Common Stock which right shall be exercised by written notice given by the Company to such proposed transferor within 60 days following the Company’s receipt of such notice or, failing such receipt, the Company’s obtaining actual knowledge of such proposed Transfer.  Any purchase pursuant to this Section 5.3 shall be at the price and on the terms applicable to such proposed Transfer.  If the nature of the event giving rise to such involuntary Transfer is such that no readily determinable consideration is to be paid for the Transfer of the shares of Common Stock, the price to be paid by the Company shall be the Option Purchase Price.  The closing of the purchase and sale of the shares of Common Stock shall be held at the place and the date to be established by the Company, which in no event shall be less than 10 or more than 60 days from the date on which the Company gives notice of its election to purchase the Shares.  At such closing, the Management Investor shall deliver the certificates evidencing the number of shares of Common Stock to be purchased by the Company, accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the Company good title to such of the shares of Common Stock to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery the Company shall deliver to the Management Investor the full amount of the purchase price for such shares of Common Stock in cash by certified or bank cashier’s check.

5.4.                              Purchaser Representative.  If the Company or any Investor enters into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each Management Investor who is not an accredited investor (as such terms is defined in Rule 501(a) promulgated by the Securities and Exchange Commission under the Securities Act) will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501(h) promulgated by the Securities and Exchange Commission under the Securities Act) reasonably acceptable to the Company.  If any Management Investor who is not an accredited investor appoints the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any such non-accredited Management Investor declines to appoint the purchaser representative designated by the Company such Management Investor will appoint another purchaser representative (reasonably acceptable to the Company), and such Management Investor will be responsible for the fees of the purchaser representative so appointed.

5.5.                              Non-Compete Undertakings.  Each of the Management Investors (in the case of J. David Smith, without prejudice to his rights and obligations under his employment agreements or related letter agreements) undertakes with the Investors and the Company that, except with the written consent of a majority of the Board of Directors of the Company:

(a)                                  the Management Investor shall not while employed by a member of the Group, except in the course of his duties as an employee, nor after he ceases to be an employee of a member of the Group, disclose confidential information concerning the business, customers or financial or other affairs of a member of the Group and the Management Investor shall make every reasonable effort to prevent the use or disclosure of such confidential information (other than for disclosures made within the scope of employment for the benefit of a member of the Group); provided that the undertaking in this Section 5.5(a) does not apply to the extent that the information becomes generally known to and available for use by the public (other than as a result of the Management Investor’s acts or omissions to act);

(b)                                 for eighteen months after ceasing to be employed by a member of the Group, if the Management Investor’s employment ceases as a result of either (x) voluntary termination of employment by the Management Investor or (y) termination by a member of the Group in circumstances in which it is entitled to terminate the employment for Cause, the Management Investor shall not (on his own behalf or on behalf of any other person) directly or indirectly in competition with a business of a member of the Group as operated at the time his employment ceases:

(i)                                     seek to procure orders from or do business with any person who has been a customer of a member of the Group at any time during the year before his employment ceases; or

(ii)                                  engage, employ, solicit or contact with a view to his engagement or employment any person who is or has been employed by a member of the Group in a senior capacity at any time during the six months before his employment ceases;

(c)                                  for eighteen months after ceasing to be employed by a member of the Group (if the Management Investor’s employment ceases as a result of either (x) voluntary termination of employment by the Management Investor or (y) termination by a member of the Group in circumstances in which it is entitled to terminate the employment for Cause) the Executive shall not within a territory in which a member of the Group operates at the time his employment ceases either alone or jointly with or as manager, adviser, consultant, agent or employee of any person directly or indirectly carry on or be engaged in any business in competition with the business of a member of the Group as operated at the time his employment ceases;

(d)                                 at no time after ceasing to be an employee of a member of the Group, however his employment ceases, shall the Management Investor directly or indirectly carry on a business either alone or jointly with or as manager, adviser, consultant, agent or employee of any person, whether or not the business is similar to any business of a member of the Group, under a name including the words “Amerimax” or “Euramax” or any name likely to be confused with a name used by a member of the Group at the time his employment was terminated;

(e)                                  while employed by a member of the Group he shall, unless prevented by illness, devote his active business endeavors to the business of the Group and shall not:

(i)                                     actively engage in any other business; or

(ii)                                  be concerned or interested in any business actively competing with that carried on by a member of the Group or the business of a supplier or customer of a member of the Group provided that a Management Investor may be a passive investor in securities of a business which are for the time being quoted on an investment exchange if the Management Investor’s securities does not exceed 5% of the total amount of the securities in issue.

ARTICLE VI
REGISTRATION RIGHTS

The Investors shall have registration rights with respect to the Shares as set forth in the Amended and Restated Registration Rights Agreement attached hereto as Exhibit 1 (the “Registration Agreement”), which shall be executed on the Effective Date.  Each of the Investors agrees not to effect any public sale or distribution of any securities of the Company during the periods specified in the Registration Agreement, except as permitted by the Registration Agreement, and each such Investor agrees to be bound by the rights of priority to participate in offerings as set forth therein.  Each Investor acknowledges and agrees that the Company may in the future grant registration rights to other parties and that such a grant of registration rights (whether by joinder or amendment to the Registration Agreement or by separate agreement) will not be deemed to be an amendment of the Registration Agreement or to be inconsistent with or in violation of the rights of the Investors under the Registration Agreement.

ARTICLE VII
MISCELLANEOUS

7.1.                              Amendment and Modification.  This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by (i) the Company, (ii) the holders of a majority of the Common Stock held by the Fund and its Permitted Transferees (so long as the Fund and its Permitted Transferees own in the aggregate at least ten percent (10%) of the outstanding Common Stock), (iii) the holders of a majority of the Common Stock held by CVC and its Permitted Transferees

(so long as CVC and its Permitted Transferees own in the aggregate at least ten percent (10%) of the outstanding Common Stock on a fully diluted basis, (iv) the holders of a majority of the outstanding Common Stock on a fully diluted basis (including Shares owned by the Fund, CVC and their Permitted Transferees) and (v) only with respect to amendments of Sections 2.2, 2.3, 2.4, 2.5, 3.2(a), 3.4, 3.5, 3.6, Article V or Article VII hereof or any other term herein (other than Article VI) that in each case directly and adversely affects the Management Investors on a per-share basis disproportionately to any or all of the other Investors, the holders of a majority of the Common Stock held by the Management Investors.  No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

7.2.                              Survival of Representations and Warranties.  All representations, warranties, covenants and agreements set forth in this Agreement will survive the execution and delivery of this Agreement and the Closing Date and the consummation of the transactions contemplated hereby, regardless of any investigation made by an Investor or on its, his or her behalf.

7.3.                              Successors and Assigns; Entire Agreement.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators and heirs.  Except as set forth in the Amendment No. 1 to Executive Employment Agreement for the Company’s Chief Executive Officer on the date hereof (which Amendment No. 1 shall control in the event of a conflict with the terms contained herein), this Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions and understandings of any and every nature among them.  Each party hereto acknowledges and agrees that this Agreement supersedes the Shareholders Agreement dated December 8, 1999 among the Company and the shareholders of the Company named therein, which Shareholders Agreement is terminated at the Effective Time.

7.4.                              Separability.  In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

7.5.                              Notices.  All notices provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, telex, or fed-ex or other courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

If to the Company to:

Euramax International, Inc.
5445 Triangle Parkway, Suite 350
Norcross, Georgia 30092
Attention: Chief Executive Officer

If to the Fund, to:

Citigroup Venture Capital Equity Partners, L.P.
399 Park Avenue, 14th Floor
New York, New York 10043
Attention: Joseph M. Silvestri

If to CVC, to:

Citicorp Venture Capital Ltd.
399 Park Avenue, 14th Floor
New York, New York 10043
Attention: Thomas F. McWilliams

If to the Management Investors, to:

J. David Smith
Euramax International, Inc.
5445 Triangle Parkway, Suite 350
Norcross, Georgia 30092

If to the other Management Investors or the Continuing Investors any of them, to their addresses as listed in the books of the Company.

All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when transmission confirmation is received, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

7.6.                              Governing Law.  The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal law of the State of Delaware, without giving effect to principles of conflicts of law.

7.7.                              Headings.  The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

7.8.                              Counterparts.  This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.  This Agreement may be executed by facsimile signature.

7.9.                              Further Assurances.  Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

7.10.                        Effective Time.  This Agreement shall be effective as of the Effective Time without further action required on the part of any party hereto.  If the Closing does not occur and the Stock Purchase Agreement is terminated, this Agreement shall have no force or effect and shall be deemed void ab initio.

7.11.                        Remedies.  In the event of a breach or a threatened breach by any party to this Agreement of its, his or her obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its, his or her rights under this Agreement.  The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

7.12.                        Party No Longer Owning Shares.  If a party hereto ceases to own any Shares, such party will no longer be deemed to be an Investor or Management Investor for purposes of this Agreement.

7.13.                        No Effect on Employment.  Nothing herein contained shall confer on any Management Investor the right to remain in the employ of the Company or any of its subsidiaries or Affiliates.

7.14.                        Pronouns.  Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

7.15.                        Future Investors.  The parties hereto hereby agree that any current or future person who is granted the right to acquire Shares from the Company subsequent to the date hereof may become a signatory to this Agreement by executing a written instrument setting forth that the person agrees to be bound by the terms and conditions of this Agreement and this Agreement will be deemed to be amended to include such person as an Investor and the number of Shares to be acquired by it, him or her.

IN WITNESS WHEREOF, the parties hereto have executed this Securities Holders Agreement the day and year first above written.

EURAMAX INTERNATIONAL, INC.

By:
Name:
Title:

CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P.

By: CVC PARTNERS, LLC, its General Partner

By:
Name:
Title:

CVC EXECUTIVE FUND LLC

By: CITIGROUP VENTURE CAPITAL GP HOLDINGS, LTD., its Managing Member

By:
Name:
Title:

CVC/SSB EMPLOYEE FUND, L.P.

By: CVC PARTNERS, LLC, its General Partner

By:
Name:
Title:

CITICORP VENTURE CAPITAL LTD.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Securities Holders Agreement the day and year first above written.

CONTINUING INVESTORS:

NATASHA PARTNERSHIP

By:
Name:
Title:

NATASHA FOUNDATION

By:
Name:
Title:

David Thomas

ALCHEMY, L.P.

By:
Its:	General Partner

By:
Name:
Title:

THOMAS F. MCWILLIAMS FLINT TRUST

By:
Name:
Title:

Joseph M. Silvestri

Michael Delaney

IN WITNESS WHEREOF, the parties hereto have executed this Securities Holders Agreement the day and year first above written.

CONTINUING INVESTORS:

William T. Comfort

John Weber

David Howe

Paul C. Schorr, IV

Richard Mayberry

Charles Corpening

James Urry

Paul E. Drack

IN WITNESS WHEREOF, the parties hereto have executed this Securities Holders Agreement the day and year first above written.

CONTINUING INVESTORS:

David Howe

SILVERSPICE LIMITED

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Securities Holders Agreement the day and year first above written.

MANAGEMENT INVESTORS:

J. David Smith

R. Scott Vansant

Mitchell B. Lewis

David Pugh

Rob Dresen

Aloyse Wagener

Scott Anderson

Dudley Rowe

Nick Dowd

EXHIBIT 1 TO SECURITIES HOLDERS AGREEMENT

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

☒AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of                       , 2003 by and among Euramax International, Inc., a Delaware corporation (the “Company”), Citicorp Venture Capital Ltd., a New York corporation (“CVC”), certain Persons presently or formerly affiliated with CVC (the “Individual Investors”), Citigroup Venture Capital Equity Partners, L.P., a Delaware limited partnership, CVC Executive Fund LLC, a Delaware limited liability company, and CVC/SSB Employee Fund, L.P., a Delaware limited partnership (collectively, the “Fund”), the Persons set forth on the Managers Signature Page attached hereto (collectively referred to herein as the “Managers”, and individually as a “Manager”), and each other Manager of the Company or its subsidiaries who acquires Class A Common Stock (as defined below) from the Company after the date hereof and executes a joinder hereto.

WHEREAS, the Company, CVC, the Individual Investors, and the Managers, together with CVC European Equity Partners, L.P. and CVC European Equity Partners (Jersey), L.P. (collectively, “CVC Europe”), and BNP Paribas (f/k/a Banque Paribas, Grand Cayman Branch) (“Paribas”), are the original parties to that certain Registration Rights Agreement, dated as of September 25, 1996, as amended by the First Amendment to the Registration Rights Agreement, dated December 8, 1999 (the “Original Agreement”).

WHEREAS, in connection with the Stock Purchase Agreement, dated April 15, 2003, by and among the Company, the Fund, CVC Europe, Paribas, and the other stockholders of the Company named therein, each of CVC Europe and Paribas has on the date hereof validly assigned to the Fund all of its rights under the Original Agreement.

WHEREAS, the parties hereto wish to amend and restate the Original Agreement in its entirety to, among other things, clarify the rights of the Fund and the other stockholders of the Company named herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree that the Original Agreement is amended and restated in its entirety as follows:

(a)                                  Definitions. As used herein, the following terms shall have the following meanings.

“Class A Common Stock” means the Company’s Class A Common Stock, par value $.01 per share, which shares are entitled to voting rights under the certificate of incorporation of the Company, as amended and restated.

“Class B Common Stock” means the Company’s Class B Common Stock, par value $.01 per share, which shares are entitled to restricted voting rights under the certificate of incorporation of the Company, as amended and restated.

“CVC Registrable Securities” means (i) any Equity Shares acquired by, or issued or issuable to, CVC or its affiliates (other than any Equity Shares which constitute Fund Registrable Securities) or the Individual Investors on or after the date hereof, (ii) any capital stock of the Company acquired by CVC or its affiliates (other than any capital stock which constitutes Fund Registrable Securities) or the Individual Investors on or after the date hereof, and (iii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of CVC Registrable Securities whenever such Person has the right to acquire directly or indirectly such CVC Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Equity Shares” means, collectively, (i) the Class A Common Stock and the Class B Common Stock, and (ii) any capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) by way of stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fund Registrable Securities” means (i) any Equity Shares acquired by, or issued or issuable to, the Fund or any Permitted Transferee (as defined in the Securities Holders Agreement, dated April 15, 2003, by and among the parties hereto) of the Fund who acquires Equity Shares from the Fund on or after the date hereof, (ii) any capital stock of the Company acquired by the Fund or any Permitted Transferee of the Fund who acquires capital stock of the Company from the Fund on or after the date hereof, and (iii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Fund Registrable Securities whenever such Person has the right to acquire directly or indirectly such Fund Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Listing” means the admission of the Company’s Equity Shares on any internationally recognized stock exchange or the sale of the Company’s Equity Shares in an underwritten public offering registered under the Securities Act or under the securities legislation of any applicable jurisdiction.

“Manager Registrable Securities” means (i) any Class A Common Stock issued or issuable to the Managers on the date hereof or acquired by, or issued or issuable to, the Managers after the date hereof, if and to the extent any such Class A Common Stock, if subject to vesting provisions or a restriction period, has vested pursuant to the terms of the Company’s equity compensation plan or grants documents thereunder and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Manager Registrable Securities whenever such Person has the right to acquire directly or indirectly such Manager Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Person” means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Registrable Securities” means, collectively, the CVC Registrable Securities, the Fund Registrable Securities, and the Manager Registrable Securities.

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company.

“Regulatory Authority” means all securities commissions or similar regulatory authorities of each jurisdiction in which the Company’s Equity Shares have been admitted on an internationally recognized stock exchange or market.

“Rule 144” means Rule 144 under the Securities Act (or any similar rule then in force).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Sponsor Registrable Securities” means, collectively, the CVC Registrable Securities and the Fund Registrable Securities.

“Sponsor Securities” means any securities of CVC or the Fund or any of their affiliates which are exchangeable, convertible or otherwise similarly exercisable into Registrable Securities.

(b)                                 Demand Registrations.

(i)                                     Requests for Registration. Subject to Section 2(c) below, at any time and from time to time after a Listing, the holders of a majority of the CVC Registrable Securities and the holders of a majority of the Fund Registrable Securities may request registration, whether underwritten or otherwise, under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or on Form S-2 or S-3 or any similar short-form registration (“Short-Form Registrations”) if available. In addition, subject to Section 2(h) below, the holders of a majority of the Sponsor Registrable Securities may request that the Company file with the SEC a registration statement under the Securities Act on any applicable form pursuant to Rule 415 under the Securities Act (a “415 Registration”). Each request for a Long-Form Registration or Short-Form Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering.  On or promptly following the date of filing with the SEC or other applicable Regulatory Authority of a registration statement or similar document with respect to any such request for a Long-Form Registration or Short-Form Registration, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include (subject to the provisions of this Agreement) in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after the date of the Company’s written notice. All registrations requested pursuant to in this Section 2(a) are referred to herein as “Demand Registrations”. The Company acknowledges that the holders of the Sponsor Registrable Securities may request a Demand Registration in connection with a public offering of Sponsor Securities.

(ii)                                  Non-U.S. Listings. In the event that a Listing is not a sale of the Company’s Equity Shares in an underwritten public offering registered under the Securities Act, the parties hereto agree to use commercially reasonable efforts to effectuate all of the provisions of this Agreement on a mutatis mutandis basis with such adaptations or modifications as may be appropriate and practicable in order to comply with (i) the rules and regulations of the stock exchange or stock market on which the Company’s Equity Shares have been or will be admitted, (ii) the securities legislation and rules and regulations promulgated thereunder of any applicable jurisdiction, and (iii) such other matters or procedures as are particular to and/or customary for such other stock exchange, stock market, or jurisdiction; provided, that absent the prior written consent of the holders of a majority of the CVC Registrable Securities and the holders of a majority of the Fund Registrable Securities, any such adaptations and modifications shall not cause any registration of the Company’s Equity Shares to be made on terms less favorable than those set forth in this Agreement.

(iii)                               Long-Form Registrations. The holders of a majority of the Fund Registrable Securities will be entitled to request up to three (3) Long-Form Registrations in which the Company will pay all Registration Expenses.  The holders of a majority of the CVC Registrable Securities will be entitled to request up to two (2) Long-Form Registrations in which the Company will pay all Registration Expenses. A registration will not count as the permitted Long-Form Registration until it has become effective and the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration.

(iv)                              Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2(c), the holders of the Sponsor Registrable Securities will be entitled to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations (other than 415 Registrations) will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(v)                                 Priority on Demand Registrations. The Company will not include in any Long-Form Registration or Short-Form Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. If a Long-Form Registration or a Short-Form Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the number of Registrable Securities requested to be included in such registration pro rata, if necessary, among the holders of Registrable Securities based on the number of shares of Registrable Securities owned by each such holder and (ii) second, any other securities of the Company requested to be included in such registration pro rata, if necessary, on the basis of the number of shares of such other securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company’s expense must pay their share of the Registration Expenses as provided in Section 6 hereof.

(vi)                              Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration.

(vii)                           Selection of Underwriters. In the case of a Demand Registration for an underwritten offering, the holders of a majority of the Registrable Securities to be included in such Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, which investment banker(s) and manager(s) will be nationally recognized, subject to the Company’s approval which will not be unreasonably withheld.

(viii)                        415 Registrations.

(i)                                     The holders of a majority of the Sponsor Registrable Securities will be entitled to request one (1) 415 Registration in which the Company will pay all Registration Expenses. Subject to the availability of required financial information, within 45 days after the Company receives written notice of a request for a 415 Registration, the Company shall file with the SEC a registration statement under the Securities Act for the 415 Registration. The Company shall use its best efforts to cause the 415 Registration to be declared effective under the Securities Act as soon as practical after filing, and once effective, the Company shall (subject to the provisions of clause (ii) below) cause such 415 Registration to remain effective for such time period as is specified in such request, but for no time period longer than the period ending on the earlier of (i) the third anniversary of the date of filing of the 415 Registration, (ii) the date on which all Sponsor Registrable Securities have been sold pursuant to the 415 Registration, or (iii) the date as of which there are no longer any Sponsor Registrable Securities in existence.

(ii)                                  If the holders of a majority of the Sponsor Registrable Securities notify the Company in writing that they intend to effect the sale of all or substantially all of the Sponsor Registrable Securities held by such holders pursuant to a single integrated offering pursuant to a then effective registration statement for a 415 Registration (a “Takedown”), the Company and each holder of Registrable Securities shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the 90-day period beginning on the date such notice of a Takedown is received.

(iii)                               If in connection with any Takedown the managing underwriters (selected in accordance with clause (iv) below) advise the Company that, in its opinion, the inclusion of any other securities other than Sponsor Registrable Securities would adversely affect the marketability of the offering, then no such securities shall be permitted to be included. Additionally, if in connection with such an offering, the number of Sponsor Registrable Securities and other securities (if any) requested to be included in such Takedown exceeds the number of Sponsor Registrable Securities and other securities which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such sale (i) first, the Sponsor Registrable Securities requested to be included in such Takedown, pro rata among the holders of such Sponsor Registrable Securities on the basis of the number of Sponsor Registrable Securities owned by each such holder, and (ii) second, other securities requested to be included in such Takedown to the extent permitted hereunder.

(iv)                              The holders of a majority of the Sponsor Registrable Securities shall have the right to retain and select an investment banker and manager to administer the 415 Registration and any Takedown pursuant thereto, subject to the Company’s approval which will not be unreasonably withheld.

(v)                                 In addition to the provisions in Section 6 below, all expenses incurred in connection with the management of the 415 Registration (whether incurred by the Company or the holders of the Sponsor Registrable Securities) shall be borne by the Company (including, without limitation, all fees and expenses of the investment banker and manager) (excluding discounts and commissions).

(ix)                                Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Sponsor Registrable Securities.

(c)                                  Piggyback Registrations.

(i)                                     Right to Piggyback. Whenever the Company proposes to register any of its Equity Shares under the Securities Act (other than pursuant to a Demand Registration which is not a 415 Registration, and other than pursuant to a registration statement on Form S-8 or S-4 or any similar form or in connection with a registration the primary purpose of which is to register debt securities (i.e., in connection with a so-called “equity kicker”)) and the registration form to be used may also be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give written notice to all holders of Registrable Securities of its intention to effect such a registration on or promptly following the date of filing with the SEC or other applicable Regulatory Authority of a registration statement or similar document with respect to such registration, and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after the date of the Company’s written notice. Notwithstanding the foregoing, in connection only with the initial registered public offering of the Company’s Equity Shares which offering is a primary offering, no Registrable Securities shall be included in such registration without the prior written consent of the Company.

(ii)                                  Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

(iii)                               Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, and (iii) third, other securities, if any, requested to be included in such registration.

(iv)                              Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities (which registration was consented to pursuant to Section 2(i) above), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, and (iii) third, other securities requested to be included in such registration not covered by clause (i) above.

(v)                                 Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the investment banker(s) and manager(s) for the offering will be selected by the Company.

(vi)                              Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Forms S-4 or S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

(d)                                 Holdback Agreements.

(i)                                     Each holder of Registrable Securities hereby agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any Demand Registration (other than a 415 Registration) or Piggyback Registration for a public offering to be underwritten on a firm commitment basis in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

(ii)                                  The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration (other than a 415 Registration) or

Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of Registrable Securities and each other holder of at least 5% (on a filly diluted basis) of Equity Shares, or any securities convertible into or exchangeable or exercisable for Equity Shares, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

(e)                                  Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(i)                                     prepare and file with the SEC or applicable Regulatory Authority a registration statement or similar document with respect to such Registrable Securities and use its best efforts to cause such registration statement or similar document to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

(ii)                                  prepare and file with the SEC or applicable Regulatory Authority such amendments and supplements to such registration statement or similar document and the prospectus used in connection therewith as may be necessary to keep such registration statement or similar document effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or similar document during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or similar document;

(iii)                               furnish to each seller of Registrable Securities such number of copies of such registration statement or similar document, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(iv)                              use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable

Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

(v)                                 notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vi)                              cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the New York Stock Exchange or the Nasdaq National Market (“Nasdaq Market”) and, if listed on the Nasdaq Market, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq “National Market System security” within the meaning of Rule 1lAa2-1 of the SEC or, failing that, to secure Nasdaq Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;

(vii)                           provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(viii)                        enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

(ix)                                make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(x)                                   otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(xi)                                permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

(xii)                             in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

(xiii)                          use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

(xiv)                          obtain a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the holders of a majority of the Registrable Securities being sold reasonably request.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

(f)                                    Registration Expenses.

(i)                                     All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company will be borne by the Company.

(ii)                                  In connection with each Demand Registration, each Piggyback Registration and each 415 Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.

(g)                                 Indemnification.

(i)                                     The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (“Damages”) arising out of or based upon any untrue or allegedly untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder, director, officer or controlling person for any legal or other expenses reasonably incurred by such holder, director, officer or controlling person in connection with the investigation or defense of such Damages insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(ii)                                  In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will severally (and not joint and severally) indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any Damages resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder;

provided, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(iii)                               Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(iv)                              The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.  If for any reason the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any Damages referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such holder with respect to such Damages.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

(h)                                 Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the

Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder’s intended method of distribution.

(i)                                     Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(i)                                     make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

(ii)                                  file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and the Exchange Act (after it has become subject to such reporting requirements); and

(iii)                               so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

(j)                                     Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

To the Company:

Euramax International, Inc.
5445 Triangle Parkway, Suite 350
Norcross, Georgia 30092
Attention:	J. David Smith

Facsimile No.: (770) 449-7354

With a copy to:

Citicorp Venture Capital, Ltd.
399 Park Avenue
14th Floor
New York, New York 10043
Attention:	Thomas F. McWilliams
Facsimile No.: (212) 888-2940

and

Citigroup Venture Capital Equity Partners, L.P.
399 Park Avenue
14th Floor
New York, New York 10043
Attention:	Joseph M. Silvestri
Facsimile No.: (212) 888-2940

To CVC:

Citicorp Venture Capital, Ltd.
399 Park Avenue
14th Floor
New York, New York 10043
Attention:	Thomas F. McWilliams
Facsimile No.: (212) 888-2940

To the Fund:

c/o Citigroup Venture Capital Equity Partners, L.P.
399 Park Avenue
14th Floor
New York, New York 10043
Attention:	Joseph M. Silvestri
Facsimile No.: (212) 888-2940

To any of the Managers:

c/o Euramax International, Inc.
5445 Triangle Parkway, Suite 350

Norcross, Georgia 30092
Attention:	[Executive’s Name]
Facsimile No.: (770) 449-7354

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

(k)                                  Miscellaneous.

(i)                                     Additional Registration Rights.  Each party hereto acknowledges and agrees that the Company may in the future grant registration rights to other parties and that such a grant of registration rights (whether by joinder or amendment to this Agreement or by separate agreement) will not be deemed to be inconsistent with or in violation of the rights of the parties under this Agreement.

(ii)                                  Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(iii)                               Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the CVC Registrable Securities and the holders of a majority of the Fund Registrable Securities; provided that (subject to Section 11(a) hereof) no such amendment or action that adversely affects any one holder of Registrable Securities vis-a-vis any other holder of Registrable Securities shall be effective against such adversely affected holder of Registrable Securities without the prior written consent of such adversely affected holder of Registrable Securities.

(iv)                              Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(v)                                 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(vi)                              Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

(vii)                           Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(h)                                 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITH RESPECT TO THE RELATIVE RIGHTS OF THE COMPANY AND ITS SHAREHOLDERS.  ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION).  IN FURTHERANCE OF THE FORGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN THOUGH UNDER THAT JURISDICTION’S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

*       *       *       *       *

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

EURAMAX INTERNATIONAL, INC.

By:
Name:
Title:

CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P.

By: CVC PARTNERS, LLC, its General Partner

By:
Name:
Title:

CVC EXECUTIVE FUND LLC

By: CITIGROUP VENTURE CAPITAL GP HOLDINGS, LTD., its Managing Member

By:
Name:
Title:

CVC/SSB EMPLOYEE FUND, L.P.

By: CVC PARTNERS, LLC, its General Partner

By:
Name:
Title:

CITICORP VENTURE CAPITAL LTD.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

INDIVIDUAL INVESTORS:

NATASHA PARTNERSHIP

By:
Name:
Title:

NATASHA FOUNDATION

By:
Name:
Title:

David Thomas

ALCHEMY, L.P.

By:
Its:	General Partner

By:
Name:
Title:

THOMAS F. MCWILLIAMS FLINT TRUST

By:
Name:
Title:

Joseph M. Silvestri

Michael Delaney

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

INDIVIDUAL INVESTORS:

William T. Comfort

John Weber

David Howe

Paul C. Schorr, IV

Richard Mayberry

Charles Corpening

James Urry

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

INDIVIDUAL INVESTORS:

David Howe

Noelle Doumar

Harris Newman

Diana Mayer

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

MANAGERS

J. David Smith

R. Scott Vansant

Mitchell B. Lewis

David Pugh

Rob Dresen

Aloyse Wagener

Scott Anderson

Nick Dowd

Ron Stepanchik

Dudley Rowe

Paul E. Drack

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

MANAGERS

SILVERSPICE LIMITED

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement the day and year first above written.

COURT SQUARE CAPITAL LIMITED

By:
Name:
Title:

EXHIBIT A-1

Common Stock

Investor	Class A Common Shares		Class B Common Shares
J. David Smith	8,815.25
Mitchell Lewis	6,702.35
David Pugh	3,088.51
R. Scott Vansant	4,485.95
Rob Dresen	1,898.55
Aloyse Wagener	1,794.85
Scott Anderson	1,453.87
Dudley Rowe	384.54
Nick Dowd	315.00
Paul E. Drack	779.87
Silverspice Limited	4668.82
Citicorp Venture Capital Ltd.	169,680.62
Natasha Partnership	5,616.22
Natasha Foundation	3,009.97
David Thomas	5,616.22
Alchemy, L.P.	1,270.36
Thomas F. McWilliams Flint Trust	245.37
Joseph M. Silvestri	4,322.02
Michael Delaney	399.01
James Urry	266.02
William T. Comfort	158.42
John Weber	327.12
David Howe	568.31
Paul C. Schorr IV	129.55
Richard Mayberry	199.50
Charles Corpening	262.54
Noelle Doumar	199.50
Diana Mayer	37.50
Harris Newman	37.50
CVC Executive Fund LLC	2,314.38	(1)
CVC/SSB Employee Fund, L.P.	2,597.50	(2)
Citigroup Venture Capital Equity Partners, L.P.	260,850.60	(3)

(1)          Includes 386.08 Class B Common that will be converted on the Closing Date to Class A Common.

(2)          Includes 433.31 Class B Common that will be converted on the Closing Date to Class A Common.

(3)          Includes 43,527.41 Class B Common that will be converted on the Closing Date to Class A Common.  Also includes 883.75 shares to be purchased from Euramax following option exercises by Dowd and Stepanchik.

EXHIBIT A-2

Restricted Shares and Option Shares

Management Investor	Restricted Shares	Option Shares
J. David Smith	3,380.60
Mitchell B. Lewis	2,041.00
David Pugh	424.00
R. Scott Vansant	2,041.00
Rob Dresen	315.00	2,500.00
Aloyse Wagener	423.00
Scott Anderson	315.00	3,000.00
Nick Dowd	315.00	4,086.25
Dudley Rowe	315.00	4,230.00